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                                                                    Exhibit 23.4

Note: Delete all other exhibits previously filed with the Form S-1.

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

As independent public accountants, we hereby consent to the use of our report dated September 26, 2000 (except for Note 14, as to which the date is August 3, 2001) and to all references to our Firm included in or made a part of this registration statement.


                                    ARTHUR ANDERSEN LLP

Stamford, Connecticut
August 14, 2001